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                                                                      EXHIBIT 99

                            AGREEMENT BY AND BETWEEN
                                Citrus Bank, N.A.
                               Vero Beach, Florida
                                       and
                 The Office of the Comptroller of the Currency

      Citrus Bank, N.A., Vero Beach, Florida ("Bank") and the Comptroller of the Currency of the United States of America ("Comptroller") wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

      The Comptroller, through his National Bank Examiner, has examined the Bank, and his findings are contained in a Letter dated June 23, 2004, detailing the findings of the targeted review which commenced on April 5, 2004 ("Letter").

      In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors ("Board"), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                    ARTICLE I

                                  JURISDICTION

      (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. Section 1818(b)(1).

      (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12
U.S.C. Section 1818(e)(1) and 12 U.S.C. Section 1818(i)(2).

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      (3)   This Agreement shall be construed to be a "formal written agreement"
within the meaning of 12 C.F.R. Section 5.51(c)(6)(ii). See 12 U.S.C. Section 1831i.

      (4) This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C. Section 1818(u)(1)(A).

      (5) All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the:

      Assistant Deputy Comptroller
      South Florida Field Office
      9800 N.W. 41st Street, Suite 120
      Miami, FL 33178

                                   ARTICLE II

                              COMPLIANCE COMMITTEE

      (1) Within thirty (30) days, the Board shall appoint a Compliance Committee of at least four (4) directors, of which no more than one (1) shall be an employee of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. Section 371c(b)(1)), or a family member of any such person. Upon appointment, the names of the members of the Compliance Committee shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement

      (2)   The Compliance Committee shall meet at least monthly.

      (3) Within thirty (30) days of the appointment of the Committee and quarterly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

            (a)   actions taken to comply with each Article of this Agreement;
                  and

            (b)   the results of those actions.

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      (4)   The Board shall forward a copy of the Compliance Committee's quarterly report, with any additional comments by the Board, to the Assistant Deputy Comptroller.

                                   ARTICLE III

                                   ACTION PLAN

      (1) Within forty-five (45) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written action plan detailing the Board's assessment of what needs to be done to improve the Bank, specifying how the Board will implement the plan, and setting forth a timetable for the implementation of the plan.

      (2) Upon completion of the plan, the Board shall submit the plan to the Assistant Deputy Comptroller for review. The Board shall establish appropriate procedures for the implementation of the plan.

      (3) In the event the Assistant Deputy Comptroller recommends changes to the action plan, the Board shall immediately incorporate those changes into the plan.

      (4) The plan shall be implemented pursuant to the time frames set forth within the plan unless events dictate modifications to the plan. Where the Board considers modifications appropriate, those modifications shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection.

      (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

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                                   ARTICLE IV

                                   CREDIT RISK

      (1) Within thirty (30) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to reduce the high level of credit risk in the Bank. The program shall include, but not be limited to:

            (a) procedures to strengthen credit underwriting, particularly the quality of the analysis of financial information, including global cashflow analysis; and

            (b)   procedures for strengthening collections.

      (2)   (2)   The Board shall submit a copy of the program to the Assistant
Deputy Comptroller.

      (3)   (3)   At least quarterly, the Board shall prepare a written
assessment of the bank's credit risk, which shall evaluate the Bank's progress under the aforementioned program. The Board shall submit a copy of this assessment to the Assistant Deputy Comptroller.

      (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

                                    ARTICLE V

                                CRITICIZED ASSETS

      (1) The Bank shall take immediate and continuing action to protect its interest in all assets criticized including any asset criticized in any Report of Examination, by internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination.

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      (2)   Within forty-five (45) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to eliminate the basis of criticism of assets criticized in the Letter, any Report of Examination, or by any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination as "doubtful," "substandard," or "special mention." This program shall include, at a minimum:

            (a)   an identification of the expected sources of repayment;

            (b) the appraised value of supporting collateral and the position of the Bank's lien on such collateral where applicable;

            (c) an analysis of current and satisfactory credit information, including cash flow analysis where loans are to be repaid from operations or guarantors; and,

            (d) the proposed action to eliminate the basis of criticism and the time frame for its accomplishment.

      (3) Upon adoption, a copy of the program for all criticized assets equal to or exceeding five hundred thousand dollars ($500,000) shall be forwarded to the Assistant Deputy Comptroller.

      (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

      (5) The Board, or a designated committee, shall conduct a review, on at least a quarterly basis, to determine:

            (a) the status of each criticized asset or criticized portion thereof that equals or exceeds five hundred thousand dollars ($500,000);

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            (b)   management's adherence to the program adopted pursuant to this
                  Article;

            (c)   the status and effectiveness of the written program; and

            (d)   the need to revise the program or take alternative action.

      (6) A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a quarterly basis (in a format similar to Appendix A, attached hereto).

      (7) The Bank may extend credit, directly or indirectly, including renewals, extensions or capitalization of accrued interest, to a borrower whose loans or other extensions of credit are criticized in the Letter, in any Report of Examination, in any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination and whose aggregate loans or other extensions exceed five hundred thousand dollars ($500,000) only if each of the following conditions is met:

            (a) the Board or designated committee finds that the extension of additional credit is necessary to promote the best interests of the Bank and that prior to renewing, extending or capitalizing any additional credit, a majority of the full Board (or designated committee) approves the credit extension and records, in writing, why such extension is necessary to promote the best interests of the Bank; and

            (b) a comparison to the written program adopted pursuant to this Article shows that the Board's formal plan to collect or strengthen the criticized asset will not be compromised.

      (8) A copy of the approval of the Board or of the designated committee shall be maintained in the file of the affected borrower.

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                                   ARTICLE VI

                              INTERNAL LOAN REVIEW

      (1) The Board, shall within forty-five (45) days employ or designate a sufficiently experienced and qualified person(s) or firm to ensure the timely and independent identification of problem loans and leases.

      (2) Within forty-five (45) days, the Board shall establish an effective, independent and on-going loan review system to review, at least quarterly, the Bank's loan and lease portfolios to assure the timely identification and categorization of problem credits. The system shall provide for a written report to be filed with the Board after each review and shall use a loan and lease grading system consistent with the guidelines set forth in Rating Credit Risk, A-RCR, of the Comptroller's Handbook. Such reports shall, at a minimum, include conclusions regarding:

            (a)   the overall quality of the loan and lease portfolios;

            (b) the identification, type, rating, and amount of problem loans and leases;

            (c)   the identification and amount of delinquent loans and leases;

            (d)   credit and collateral documentation exceptions;

            (e) the identification and status of credit related violations of law, rule or regulation;

            (f) the identity of the loan officer who originated each loan reported in accordance with subparagraphs (b) through (e) of the Article;

            (g)   concentrations of credit;

            (h) loans and leases to executive officers, directors, principal shareholders (and their related interests) of the Bank; and

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            (i)   loans and leases not in conformance with the Bank's lending and leasing policies, and exceptions to the Bank's lending and leasing policies.

      (3) Within forty-five (45) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program providing for independent review of problem loans and leases in the Bank's loan and lease portfolios for the purpose of monitoring portfolio trends, on at least a quarterly basis. The program shall require a report to the Board. At a minimum the program shall provide for an independent reviewer's assessment of the Bank's:

            (a) monitoring systems for early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

            (b) statistical records that serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

            (c) system for monitoring previously charged-off assets and their recovery potential;

            (d) system for monitoring compliance with the Bank's lending policies and laws, rules, and regulations pertaining to the Bank's lending function; and

            (e) system for monitoring the adequacy of credit and collateral documentation.

      (4) A written description of the program called for in this Article shall be forwarded to the Assistant Deputy Comptroller upon implementation.

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      (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

      (6) The Board shall evaluate the internal loan and lease review report(s) and shall ensure that immediate, adequate, and continuing remedial action, if appropriate, is taken upon all findings noted in the report(s).

      (7) A copy of the reports submitted to the Board, as well as documentation of the action taken by the Bank to collect or strengthen assets identified as problem credits, shall be preserved in the Bank.

                                   ARTICLE VII

                            LOAN PORTFOLIO MANAGEMENT

      (1) The Board shall, within sixty (60) days, develop, implement, and thereafter ensure Bank adherence to a written program to improve the Bank's loan portfolio management. The program shall include, but not be limited to:

            (a) procedures to ensure satisfactory and perfected collateral documentation;

            (b) procedures to ensure that extensions of credit are granted, by renewal or otherwise, to any borrower only after obtaining and analyzing current and satisfactory credit information;

            (c) procedures to ensure conformance with loan approval requirements;

            (d)   a system to track and analyze exceptions;

            (e) procedures to ensure the accuracy of internal management information systems; and

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            (f)   a performance appraisal process, including performance
                  appraisals, job descriptions, and incentive programs for loan officers, which adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, and other loan administration matters.

      (2) Upon completion, a copy of the program shall be forwarded to the Assistant Deputy Comptroller.

      (3) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to systems which provide for effective monitoring of:

            (a) early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

            (b) statistical records that will serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

            (c)   previously charged-off assets and their recovery potential;

            (d) compliance with the Bank's lending policies and laws, rules, and regulations pertaining to the Bank's lending function;

            (e)   adequacy of credit and collateral documentation; and

            (f)   concentrations of credit.

      (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and systems developed pursuant to this Article.

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                                  ARTICLE VIII

                       ALLOWANCE FOR LOAN AND LEASE LOSSES

      (1) The Board shall review the adequacy of the Bank's Allowance for Loan and Lease Losses ("Allowance") and shall establish a program for the maintenance of an adequate Allowance. This review and program shall be designed in light of the comments on maintaining a proper Allowance found in the Allowance for Loan and Lease Losses booklet, A-ALLL, of the Comptroller's Handbook, and shall focus particular attention on the following factors:

            (a)   results of the Bank's internal loan review;

            (b)   results of the Bank's external loan review;

            (c) an estimate of inherent loss exposure on each significant credit;

            (d) an estimate of inherent loss exposure on each credit in excess of five hundred thousand ($500,000);

            (e)   loan loss experience;

            (f)   trends of delinquent and nonaccrual loans;

            (g)   concentrations of credit in the Bank; and

            (h)   present and prospective economic conditions.

      (2) The program shall provide for a review of the Allowance by the Board at least once each calendar quarter. Any deficiency in the Allowance shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions from earnings. Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

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                                   ARTICLE IX

                            PARTICIPATIONS PURCHASED

The Bank may grant, purchase, assume or acquire in any manner, directly or indirectly, or as a fiduciary or nominee, any loan, loan participation, loan obligation or other asset, as long as such grant, purchase, assumption, or acquisition is consistent with safe and sound banking practices, the guidelines set forth in Banking Circular 181 (Revised), dated August 2, 1984, and the requirements of 12 C.F.R. Part 34.

                                    ARTICLE X

                        AFFILIATES - TRANSACTIONS BETWEEN

      (1) The Bank may, directly or indirectly, pay money or its equivalent to or for the benefit of, or extend credit in any form to or for the benefit of, its affiliates (as defined in 12 U.S.C. Sections 221a and 371c AND 12 C.F.R.
223), or transfer assets between the Bank and its affiliates, or enter into or engage in any transaction that obligates the Bank to do the same only after:

            (a) the Board has conducted an independent review of the action, that is documented in writing; and

            (b) the Board has determined in writing that it is advantageous for the Bank to engage in such action and that the action complies with all applicable laws, rules, regulations, and Comptroller's issuances, including, but not limited to 12 U.S.C. Sections 371c and 371c-1 and 12 C.F.R. Section 223.

      (2) Prior to the payment of any management and other fees to any affiliate of the Bank as defined in 12 U.S.C. Sections 221a and 371c and 12 C.F.R. Section 223 ("Affiliate"), the Board, or delegated committee of the Board, shall document and support, in writing, that such fees:

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            (a)   are reasonable;

            (b) have a direct relationship to, and are based solely upon, the fair value of goods and services received by the Bank; and

            (c) compensate the Affiliate only for providing goods and services which meet the legitimate needs of the Bank.

      (3) All documentation supporting the payment of management and other fees to an Affiliate shall be preserved in the Bank.

                                   ARTICLE XI

                        CAPITAL PLAN AND HIGHER MINIMUMS

      (1) The Bank shall achieve by August 19, 2004, and thereafter maintain the following capital levels (as defined in 12 C.F.R. Part 3):

            (a) Total capital at least equal to fourteen percent (14%) of risk-weighted assets;

            (b) Tier 1 capital at least equal to eight percent (8%) of adjusted total assets.

      (2) The requirement in this Agreement to meet and maintain a specific capital level means that the Bank may not be deemed to be "well capitalized" for purposes of 12 U.S.C. Section 1831o and 12 C.F.R. Part 6 pursuant to 12
C.F.R. Section 6.4(b)(1)(iv).

      (3) Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a three-year capital program. The program shall include:

            (a) specific plans for the maintenance of adequate capital that may in no event be less than the requirements of paragraph
                  (1);

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            (b)   projections for growth and capital requirements based upon a detailed analysis of the Bank's assets, liabilities, earnings, fixed assets, and off-balance sheet activities;

            (c) projections of the sources and timing of additional capital to meet the Bank's current and future needs;

            (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs; and

            (e) contingency plans that identify alternative methods should the primary source(s) under (d) above not be available.

      (4) Upon completion, the Bank's capital program shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the capital program. The Board shall review and update the Bank's capital program on an annual basis, or more frequently if necessary. Copies of the reviews and updates shall be submitted to the Assistant Deputy Comptroller.

      (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

      (6) If the OCC determines, in its sole judgment, that the Bank has failed to submit an acceptable capital program as required by paragraph (3) of this Article, or fails to implement or adhere to a capital program for which the OCC has taken no supervisory objection pursuant to paragraph (4) of this Article, then within thirty (30) days of receiving written notice from the OCC of such fact, the Bank shall develop and shall submit to the OCC for its review and prior

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determination of no supervisory objection a capital contingency plan, which shall detail the Board's proposal to sell or merge the Bank, or liquidate the Bank under 12 U.S.C. Section 181 . After the OCC has advised the Bank that it does not take supervisory objection to the capital contingency plan, the Board shall immediately implement, and shall thereafter ensure adherence to, the terms of the contingency plan. Failure to submit a timely, acceptable contingency plan may be deemed a violation of this Agreement, in the exercise of the OCC's sole discretion.

                                   ARTICLE XII

                                    DIVIDENDS

      (1)   The Board shall declare or pay dividends only:

            (a) when the Bank is in compliance with 12 U.S.C. Sections 56 and 60; and

            (b) with the prior written approval of the Assistant Deputy Comptroller.

                                  ARTICLE XIII

                                 STRATEGIC PLAN

      (1) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period. The strategic plan shall establish objectives for the Bank's overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the volume of nonperforming assets, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

            (a) a mission statement that forms the framework for the establishment of strategic goals and objectives;

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            (b)   an assessment of the Bank's present and future operating
                  environment;

            (c) the development of strategic goals and objectives to be accomplished over the short and long term;

            (d) an identification of the Bank's present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in
                  (1)(c) of this Article;

            (e) an evaluation of the Bank's internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under
                  (1)(c) of this Article;

            (f) a management employment and succession program to promote the retention and continuity of capable management;

            (g) product line development and market segments that the Bank intends to promote or develop;

            (h) an action plan to improve bank earnings and accomplish identified strategic goals and objectives, including individual responsibilities, accountability and specific time frames;

            (i) a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;

            (j) control systems to mitigate risks associated with planned new products, growth, or any proposed changes in the Bank's operating environment;

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            (k)   specific plans to establish responsibilities and
                  accountability for the strategic planning process, new products, growth goals, or proposed changes in the Bank's operating environment; and

            (l) systems to monitor the Bank's progress in meeting the plan's goals and objectives.

      (2) Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and prior determination of no supervisory objection. After the Assistant Deputy Comptroller has advised the Bank that it does not take supervisory objection to the strategic plan, the Board shall immediately implement, and shall thereafter ensure adherence to, the terms of the strategic plan.

                                   ARTICLE XIV

                              BUDGET/BUSINESS PLAN

      (1) Within ninety (90) days, the Board shall prepare, implement, and thereafter ensure Bank adherence to a written three-year business plan that shall include a projection of major balance sheet and income statement components, and shall provide for injections of equity capital, as necessary. The business plan shall also include a written profit plan and a detailed budget. Specifically, the plan shall describe the Bank's objectives for improving Bank earnings, contemplated strategies and major capital expenditures required to achieve those objectives. Such strategies shall include specific market segments that the Bank intends to promote or develop. Procedures shall also be established to monitor the Bank's actual results against these projections and to provide for appropriate adjustments to the budget and profit plan. The plan shall set forth specific time frames for the accomplishment of these objectives.

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      (2)   A copy of the plan shall be submitted to the Assistant Deputy
Comptroller for review and prior determination of no supervisory objection.

      (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

                                   ARTICLE XV

                                 RISK MANAGEMENT

      (1) Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written risk management program to include, at a minimum, the following:

            (a) identification of existing credit, interest rate, liquidity, transaction, compliance, strategic, and reputation risks, and a written analysis of those risks;

            (b) action plans and time frames to reduce risks where exposure is high, particularly with regard to credit risk, which impacts directly on liquidity, compliance, strategic, and reputation risks;

            (c) policies, procedures or standards which limit the degree of risk the Board is willing to incur, consistent with the strategic plan and the Bank's financial condition. This includes analyzing and limiting the risks associated with any new lines of business which the Board undertakes. The procedures shall ensure that strategic direction and risk tolerances are effectively communicated and followed throughout the Bank and should describe the actions to be taken where noncompliance with risk policies is identified;

            (d) systems to measure and control risks within the Bank. Measurement systems should provide timely and accurate risk reports by customer, by department or division, and bank wide as appropriate; and

            (e) procedures to ensure that Bank employees have the necessary skills to supervise effectively the current and the new business risks within the Bank, and procedures to describe the actions to be taken to address deficiencies in staff levels and skills.

The risk management program shall be consistent with the Bank Supervision Process booklet, EP-Sup, of the Comptroller's Handbook.

      (2) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

      (3) Within sixty (60) days, the Board shall identify and appoint an individual with demonstrated experience and skills in providing overall risk management to implement the Bank's risk management program. This individual shall report to the Board of Directors of the Bank and shall be independent of other Bank operations.

                                   ARTICLE XVI

                  ADMINISTRATIVE APPEALS AND EXTENSIONS OF TIME

      (1) If the Bank determines that an exception to any provision of this Agreement is in the best interests of the Bank, or requires an extension of any timeframe within this Agreement, the Board shall submit a written request to the Assistant Deputy Comptroller asking for relief.

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

      (2) Any written requests submitted pursuant to this Article shall include a statement setting forth in detail the special circumstances that prevent the Bank from complying with any provision, that require the Assistant Deputy Comptroller to exempt the Bank from any provision, or that require an extension of any timeframe within this Agreement. All such requests shall be accompanied by relevant supporting documentation.

      (3) The Assistant Deputy Comptroller's decision in granting the request is final and not subject to further review.

                                  ARTICLE XVII

                                    CLOSING

      (1) Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or prior determination of no supervisory objection, the Board has the ultimate responsibility for proper and sound management of the Bank.

      (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him/her by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, stop, bar, or otherwise prevent the Comptroller from so doing.

      (3) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

      (4) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

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

      (5) In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:

            (a) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;

            (b) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement;

            (c) follow-up on any non-compliance with such actions in a timely and appropriate manner; and

            (d) require corrective action be taken in a timely manner of any non-compliance with such actions.

      (6) This Agreement is intended to be, and shall be construed to be, a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C. Section 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. Section 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

      IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his/her hand on behalf of the Comptroller.

/s/ C. Wayne Crowell                             August 19, 2004
--------------------------------                 -------------------------------
C. Wayne Crowell                                 Date
Assistant Deputy Comptroller
South Florida Field Office

      IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Jose Araujo                                  8-19-04
--------------------------------                 -------------------------------
Jose Araujo                                      Date

--------------------------------                 -------------------------------
Robert Brackett                                  Date

--------------------------------                 -------------------------------
S. Hallock Du Pont Jr.                           Date

/s/ Roy H. Lambert                               8-19-04
--------------------------------                 -------------------------------
Roy H. Lambert                                   Date

/s/ Roy Martayan                                 8-19-04
--------------------------------                 -------------------------------
Roy Martayan                                     Date

/s/ Jack E. Schall                               8-19-04
--------------------------------                 -------------------------------
Jack E. Schall                                   Date

           -Resigned-
--------------------------------                 -------------------------------
J. Michael Straka                                Date

--------------------------------                 -------------------------------

--------------------------------                 -------------------------------

                                   APPENDIX A
                               Citrus Bank, N.A.
                              Vero Beach, Florida

CRITICIZED ASSET REPORT AS OF:__________________________________________________
________________________________________________________________________________
BORROWER(S):

ASSET BALANCE(S) AND OCC RATING (SM, SUBSTANDARD, DOUBTFUL OR LOSS):

$______________________________       CRITICISM ________________________________

AMOUNT CHARGED OFF TO DATE _____________________________________________________

FUTURE POTENTIAL CHARGE-OFF ____________________________________________________
________________________________________________________________________________
PRESENT STATUS (Fully explain any increase in outstanding balance; include past due status, nonperforming, significant progress or deterioration, etc.):

________________________________________________________________________________
FINANCIAL AND/OR COLLATERAL SUPPORT (include brief summary of most current financial information, appraised value of collateral and/or estimated value and date thereof, bank's lien position and amount of available equity, if any, guarantor(s) info, etc.):

________________________________________________________________________________
PROPOSED PLAN OF ACTION TO ELIMINATE ASSET CRITICISM(S) AND TIME FRAME FOR ITS
ACCOMPLISHMENT:

________________________________________________________________________________
IDENTIFIED SOURCE OF REPAYMENT AND DEFINED REPAYMENT PROGRAM (repayment program should coincide with source of repayment):

________________________________________________________________________________
Use this form for reporting each criticized asset that exceeds five hundred thousand dollars ($500,000) and retain the original in the credit file for review by the examiners. Submit your reports quarterly until notified otherwise, in writing, by the Assistant Deputy Comptroller.

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